================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of Earliest Event Reported) - March 30, 1999


                                -----------------


                                THE CRONOS GROUP
             (Exact name of registrant as specified in its charter)


            LUXEMBOURG                                        0-24464

  (State or other jurisdiction of                    (Commission File Number)
         Incorporation)

           16, Allee Marconi, Boite Postale 260,
           L-2120 Luxembourg
           (Address of principal executive offices)


                                   352-453145
              (Registrant's telephone number, including area code)

                                -----------------

                                 NOT APPLICABLE
             (Former name or address, if changed since last report)

================================================================================

ITEM 5. Other Events

       On March 30, 1999, The Cronos Group issued the press release which is filed herewith as Exhibit 1.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                THE CRONOS GROUP
                                   Registrant


                                            By /s/ Dennis J. Tietz
                                               ---------------------------------
                                               Dennis J. Tietz
                                               Chief Executive Officer


Date:  March 31, 1999

                                  Exhibit Index

1.      Press Release dated March 30, 1999


                                       4